Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company’s previously filed Registration Statement (No. 34-1838462) on Form S-8.

ARTHUR ANDERSEN, LLP

Cleveland, Ohio,

March 30, 2000.

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